UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 23, 2022, the Registration Statement on Form S-1 (File No. 333-265135) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of SK Growth Opportunities Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On June 28, 2022, the Company consummated the IPO of 20,000,000 units (the “Units”), each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated June 23, 2022, between the Company and the Underwriter, which contains customary representations and warranties and indemnification of the Underwriter by the Company;

•

a Warrant Agreement, dated June 23, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

•

an Investment Management Trust Agreement, dated June 23, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO, certain of the proceeds of the sale of the Private Placement Warrants, and the proceeds from the Overfunding Loan (as defined below) and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated June 23, 2022, between the Company, the Sponsor and certain directors of the Company (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities;

•

a Private Placement Warrants Purchase Agreement, dated June 23, 2022, between the Company and Auxo Capital Managers LLC (the “Sponsor”), pursuant to which the Sponsor purchased 6,600,000 private placement warrants, each private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per private placement warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

an Administrative Services Agreement, dated June 23, 2022, between the Company and SK Global Development Advisors LLC, pursuant to which SK Global Development Advisors LLC has agreed to provide certain secretarial and administrative support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation;

•

a Letter Agreement, dated June 23, 2022, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO if the Company extends the period of time to consummate a business combination in accordance with the Company’s amended and restated memorandum and articles of association); to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

a Promissory Note, dated June 28, 2022, pursuant to which the Company promised to repay the $5,000,000 loan (the “Overfunding Loan) extended to it by the Sponsor. The Overfunding Loans were extended in order to ensure that the amount in the trust account was $10.25 per Class A Ordinary Share.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 6,600,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $6,600,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On June 23, 2022 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)

No.	Exhibits

1.1	Underwriting Agreement between the Company and Deutsche Bank Securities Inc.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.2	Registration and Shareholder Rights Agreement between the Company, the Sponsor and certain parties thereto

10.3	Private Placement Warrants Purchase Agreement between the Company and the Sponsor

10.4	Administrative Services Agreement between the Company and the Sponsor

10.5	Letter Agreement between the Company, the Sponsor and the Company’s officers and directors

10.6	Promissory note between the Company and the Sponsor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2022

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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